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                                                                    EXHIBIT 10.1

                 FIRST AMENDMENT TO CREDIT AGREEMENT AND CONSENT

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT AND CONSENT (this "Amendment") dated as of April 3, 2007 by and among CORPORATE PROPERTY ASSOCIATES 14 INCORPORATED (the "Borrower"), each of the Lenders party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent (the "Agent").

     WHEREAS, the Borrower, the Lenders, the Agent and certain other parties have entered into that certain Credit Agreement dated as of November 30, 2006 (as in effect immediately prior to the date hereof, the "Credit Agreement"); and

     WHEREAS, the Borrower, the Lenders and the Agent desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

     Section 1. Specific Amendments to Credit Agreement. The parties hereto agree that the Credit Agreement is amended as follows:

     (a) Section 6.4 of the Credit Agreement is hereby restated in its entirety as follows:

     SECTION 6.4. INVESTMENTS, LOANS, ADVANCES, GUARANTEES AND ACQUISITIONS.

          The Borrower will not, and will not permit any other Loan Party or any other Subsidiary to, and no WP Carey Joint Venture shall, purchase, hold or acquire (including pursuant to any merger with any Person that was not a wholly owned Subsidiary prior to such merger) any capital stock, evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit, except:

          (a)  Permitted Investments;

          (b) investments in Real Property (except as otherwise limited in this Section 6.4);

          (c) investments (including loans and advances) in or to the Subsidiaries;

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          (d)  investments in Joint Ventures which are not Subsidiaries;
               provided that the aggregate amount of investments in (i) WP Carey Joint Ventures shall not exceed 40% of Total Value and (ii) other Joint Ventures shall not exceed 5% of Total Value;

          (e) investments in Real Property located outside the United States; provided that (i) the aggregate amount of investments in Real Property located outside of the United States shall not exceed 25% of Total Value, (ii) at least 90% of rental income for each fiscal year of the Borrower attributable to Real Property located outside the United States must be from Real Property located in the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom and (iii) at least 90% of Total Value attributable to Real Property located outside of the United States must be attributable to single-tenant, net leased Properties;

          (f) investments in notes secured by mortgages on any Real Property of any Person;

          (g) investments in Real Property under construction; provided that the aggregate amount of investments in Real Property under construction shall not exceed 5% of Total Value;

          (h) investments in Real Property consisting of undeveloped land; provided that the aggregate amount of investments in Real Property consisting of undeveloped land shall not exceed 5% of Total Value;

          (i) investments in Permitted REIT Investments; provided that the aggregate amount of investments in Permitted REIT Investments shall not exceed $25,000,000 (valued at historical cost);

          (j) investments in Marketable Securities; provided that the aggregate amount of investments in Marketable Securities shall not exceed $25,000,000;

          (k) investments in securities of tenants under Leases, including any capital stock, warrants, stock options or other equity securities of such tenants and any underlying security thereof, acquired in connection with or arising out of a leasing transaction with such tenant and any subsequent exercise of such warrant or stock options and the ownership of such underlying security thereof;

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          (l)  Guarantees by the Borrower of the Indebtedness or other obligations of a wholly-owned Subsidiary or of a Joint Venture in which the Borrower owns, directly or indirectly, a Joint Venture Holding, so long as the Indebtedness under such Guarantees is not otherwise prohibited by Section 6.1(g)(iii) or any other provisions of this Article VI (excluding this Section 6.4); and

          (m) Guarantees by the Borrower or a wholly-owned Subsidiary of obligations in respect of Nonrecourse Carveouts of a wholly-owned Subsidiary or of a Joint Venture in which the Borrower owns, directly or indirectly, a Joint Venture Holding.

     Notwithstanding the foregoing, the amount of the investments of the types set forth in clauses (d)(ii) through (k) shall not exceed 30% of Total Value in the aggregate. In no event shall the Borrower, any Subsidiary or any WP Carey Joint Venture engage in speculative development. Speculative development shall not include the ownership, renovating, repair or rehabilitation of a Property previously leased but which is being renovated, repaired, or rehabilitated to position the Property for re-leasing following a tenant default, lease expiration or lease termination. The Borrower shall not permit the amount of rental income from any Person, together with its Affiliates, to exceed 10% of the aggregate amount of rental income of the Borrower and its Subsidiaries for any fiscal year.

     (b) Section 7.1 of the Credit Agreement is amended by deleting the word "or" at the end of subsection (n), adding the word "or" at the end of subsection
(o) and adding the following subsection (p) immediately following subsection
(o):

          (p) Any WP Carey Joint Venture shall purchase, hold or acquire (including pursuant to any merger with any Person that was not a wholly owned Subsidiary prior to such merger) any capital stock, evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transaction) any assets or any other Person constituting a business unit other than any of the foregoing that are expressly permitted in Section 6.4;

     Section 2. Conditions Precedent. The effectiveness of the amendments contained in Section 1 above is subject to receipt by the Agent of each of the following, each in form and substance satisfactory to the Agent:

     (a) A counterpart of this Amendment duly executed by the Borrower and the Required Lenders;

     (b) An Acknowledgment substantially in the form of Exhibit A attached hereto, executed by each Guarantor;

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     (c)  Evidence of payment of the fees provided for in Section 8 and any other fees and expenses payable to the Agent in connection with this Amendment; and

     (d) Such other documents, instruments and agreements as the Agent may reasonably request.

     Section 3. Acquisition of Hellweg GMbH & Co. Vermogensverwaltungs KG.

     (a)  The Borrower represents to the Agent and the Lenders that:

          (i) The Borrower intends to acquire a 33% interest in HLWG TWO (GER) LLC, a WP Carey Joint Venture (the "Purchaser"), which Purchaser, on or about April 4, 2007 (the "Acquisition Closing Date"), intends to acquire an interest in Hellweg GMbH & Co. Vermogensverwaltungs KG ("PropCo");

          (ii) On the Acquisition Closing Date, the Purchaser intends to purchase a 24.7399% ownership interest in PropCo, and another WP Carey Joint Venture (the "WPC Lender"), in which the Borrower also plans to acquire a 35.15% ownership interest, intends to make a loan (the "Semer Loan") to the holder of the remaining 75.2601% ownership interests of PropCo, Reinhold Semer (the "Seller"), which Semer Loan will be secured by the Seller's ownership interests in PropCo;

          (iii) The Purchaser, upon its becoming a partner in PropCo, will receive 24.7399% of all rental income received by PropCo (less customary administrative costs);

          (iv) The WPC Lender, after making the Semer Loan, will receive 75.2601% of all rental income received by PropCo (less customary administrative costs) as payment for the interest due on the Semer Loan until the Semer Loan is paid in full;

          (v) On the Acquisition Closing Date, a Put and Call Agreement (the "Put and Call Agreement") between the Seller and the Purchaser will become effective, which Put and Call Agreement grants to the Purchaser the right to buy and obligates the Seller to sell prior to December 31, 2010, all but 0.2601% of the remaining 75.2601% ownership interests of PropCo, the price of which will be paid by a cashless exercise in which the WPC Lender agrees that the principal amount of the Semer Loan is deemed received and the Seller agrees that the purchase price for the 75% ownership interests of PropCo is deemed received; and

          (vi) It is intended that approximately five years after the call described in clause (v) immediately above, an affiliate of the Borrower will acquire the remaining 0.2601% of the ownership interests in PropCo.

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     (b) At the request of the Borrower, but subject to satisfaction of the conditions precedent set forth in Section 2 above, the Lenders hereby consent to (i) the Purchaser's acquisition of an initial 24.7399% ownership interest in PropCo, (ii) the WPC Lender's making the Semer Loan, and (iii) the Purchaser's incurring the obligation to purchase all but 0.2601% of the remaining 75.2601% ownership interests of PropCo pursuant to the Put and Call Agreement, so long as, in the case of each of the foregoing clauses
     (i) - (iii) of this subsection (b), no material changes occur in the terms described in the foregoing subsection (a). The Borrower agrees that the consent contained in this Section 3(b) shall neither waive or amend any other covenant, term or provision in the Credit Agreement and the other Loan Documents nor be deemed a consent to any other transaction or matter.

     (c) For purposes of determining the Borrower's compliance with the covenants set forth in Sections 6.1 and 6.4 of the Credit Agreement, the Borrower and the Lenders agree that upon consummation of the Purchaser's acquisition of 24.7399% of the ownership interests in PropCo and the WPC Lender's making the Semer Loan to the Seller, the WPC Lender shall be deemed to own, as of any date, 75.2601% of the ownership interests in PropCo less the sum of (i) the percentage of ownership interests in PropCo acquired by the Purchaser after the Acquisition Closing Date pursuant to the terms of the Put and Call Agreement and (ii) 0.2601% when such percentage of ownership interest in PropCo is acquired by an affiliate of the Borrower. Notwithstanding anything to the contrary set forth in the Credit Agreement, the Borrower and Lenders agree that neither the Purchaser's right or obligation to purchase all but 0.2601% of the remaining 75.2601% ownership interests of PropCo pursuant to the Put and Call Agreement nor the Semer Loan shall be treated as liabilities or assets for purposes of determining the Borrower's compliance with the covenants set forth in Sections 6.1 and 6.4 of the Credit Agreement.

     Section 4. Reduction of Commitments. The Borrower hereby notifies the Agent and the Lenders that the Borrower is electing to exercise its right under
Section 2.9 of the Credit Agreement to reduce the Commitments to $100,000,000. Such reduction shall be effective on April 6, 2007.

     Section 5. Representations. The Borrower represents and warrants to the Agent and the Lenders that:

     (a) Authorization. The Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement, as amended by this Amendment, in accordance with their respective terms. This Amendment has been duly executed and delivered by a duly authorized officer of the Borrower and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

     (b) Compliance with Laws, etc. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect; (ii) violate, and will not require any consent or approval under, any applicable law or regulation or the certificate of formation, limited liability company agreement, certificate of limited partnership, limited partnership agreement or other organizational documents of the Borrower, any other Loan Party or any of the other Subsidiaries or any order, judgment or decree of any Governmental Authority; (iii) violate or result in a default under any indenture, agreement or other instrument binding upon the Borrower, any other Loan Party or any of the other Subsidiaries or any of their respective assets, or give rise to a right thereunder to require any payment to be made by the Borrower, any other Loan Party or any of the other Subsidiaries; or (iv) result in the creation or imposition of any Lien on any asset of the Borrower, any other Loan Party or any of the other Subsidiaries.

     (c) No Default. No Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.


     Section 6. Reaffirmation of Representations by Borrower. The Borrower hereby repeats and reaffirms all representations and warranties made by the Borrower to the Agent and the Lenders in the Credit Agreement and the other Loan Documents to which it is a party on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full.

     Section 7. Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

     Section 8. Modification Fee. In consideration of the Lenders amending of the Credit Agreement as provided herein, the Borrower agrees to pay to the Agent for the account of each Lender a fee in the amount of $2,500.

     Section 9. Expenses. The Borrower shall reimburse the Agent upon demand for all reasonable costs and expenses (including reasonable attorneys' fees) incurred by the Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

     Section 10. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

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     Section 11. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

     Section 12. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

     Section 13. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

     Section 14. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

                            [Signatures on Next Page]


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

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Credit Agreement to be executed as of the date first above written.

                                        CORPORATE PROPERTY ASSOCIATES 14
                                        INCORPORATED


                                        By: /s/ Mark J. DeCesaris
                                            ------------------------------------
                                        Name: Mark J. DeCesaris
                                        Title: Managing Director and
                                               acting Chief Financial Officer

                    [Signatures Continued on Following Page]

                     [SIGNATURE PAGE TO FIRST AMENDMENT WITH
                 CORPORATE PROPERTY ASSOCIATES 14 INCORPORATED]

                                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                        as Agent and as a Lender


                                        By: /s/ Jan La Chapelle
                                            ------------------------------------
                                        Name: Jan La Chapelle
                                        Title: Relationship Manager

                    [Signatures Continued on Following Page]

                     [SIGNATURE PAGE TO FIRST AMENDMENT WITH
                 CORPORATE PROPERTY ASSOCIATES 14 INCORPORATED]

                                        PNC BANK, NATIONAL ASSOCIATION,
                                        as Syndication Agent and as a Lender


                                        By: /s/ Thomas Hyland
                                            ------------------------------------
                                        Name: Thomas Hyland
                                        Title: Senior Vice President

                    [Signatures Continued on Following Page]

                    [SIGNATURE PAGE TO FIRST AMENDMENT WITH
                 CORPORATE PROPERTY ASSOCIATES 14 INCORPORATED]

                                        CITIZENS BANK OF RHODE ISLAND,
                                        as a Documentation Agent and as a Lender


                                        By: /s/ Craig E. Schermerhorn
                                            ------------------------------------
                                        Name: Craig E. Schermerhorn
                                        Title: Senior Vice President

                    [Signatures Continued on Following Page]

                     [SIGNATURE PAGE TO FIRST AMENDMENT WITH
                 CORPORATE PROPERTY ASSOCIATES 14 INCORPORATED]

                                        THE BANK OF NEW YORK,
                                        as a Documentation Agent and as a Lender


                                        By: /s/ Rick Laudisi
                                            ------------------------------------
                                        Name: Rick Laudisi
                                        Title: Managing Director

                    [Signatures Continued on Following Page]

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                     [SIGNATURE PAGE TO FIRST AMENDMENT WITH
                 CORPORATE PROPERTY ASSOCIATES 14 INCORPORATED]

                                        EUROHYPO AG, NEW YORK BRANCH,
                                        as a Documentation Agent and as a Lender


                                        By: /s/ John Lippmann
                                            ------------------------------------
                                        Name: John Lippmann
                                        Title: Vice President


                                        By: /s/ John Hayes
                                            ------------------------------------
                                        Name: John Hayes
                                        Title: Vice President

                    [Signatures Continued on Following Page]

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                     [SIGNATURE PAGE TO FIRST AMENDMENT WITH
                 CORPORATE PROPERTY ASSOCIATES 14 INCORPORATED]

                                        KBC BANK NV


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                        FORM OF GUARANTOR ACKNOWLEDGEMENT

     THIS GUARANTOR ACKNOWLEDGEMENT dated as of April 3, 2007 (this "Acknowledgment") executed by each of the undersigned (the "Guarantors") in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent (the "Agent") and each "Lender" a party to the Credit Agreement referred to below.

     WHEREAS, Corporate Properties Associates 14 Incorporated (the "Borrower"), the Lenders, the Agent and certain other parties have entered into that certain Credit Agreement dated as of November 30, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement");

     WHEREAS, each of the Guarantors is a party to that certain Guaranty dated as of November 30, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the "Guaranty") pursuant to which they guarantied, among other things, the Borrower's obligations under the Credit Agreement on the terms and conditions contained in the Guaranty;

     WHEREAS, the Borrower, the Agent and the Lenders are to enter into a First Amendment to Credit Agreement dated as of the date hereof (the "Amendment"), to amend the terms of the Credit Agreement on the terms and conditions contained therein; and

     WHEREAS, it is a condition precedent to the effectiveness of the Amendment that the Guarantors execute and deliver this Acknowledgment.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

     Section 1. Reaffirmation. Each Guarantor hereby reaffirms its continuing obligations to the Agent and the Lenders under the Guaranty and agrees that the transactions contemplated by the Amendment shall not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of such Guarantor thereunder.

     Section 2. Governing Law. THIS REAFFIRMATION SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

     Section 3. Counterparts. This Reaffirmation may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

                            [Signatures on Next Page]


                                      A-1

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     IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this
Guarantor Acknowledgement as of the date and year first written above.

                                        THE GUARANTORS:

                                        BEST (CA) QRS 14-4, INC.
                                        TRUCK (IN) QRS 14-3, INC.
                                        DELMO (PA) QRS 12-10
                                        NUTRA (TX) QRS 12-39, INC.
                                        META (CA) QRS 14-6, INC.
                                        TEL(VA) QRS 12-15, INC.
                                        BANDWIDTH (UT) QRS 14-58, INC.


                                        By: /s/ Mark J. DeCesaris
                                            ------------------------------------
                                        Name: Mark J. DeCesaris
                                        Title: Managing Director and
                                               acting Chief Financial Officer


                                       A-2